UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for use of the Commission only (only as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

BARFRESH FOOD GROUP, INC.

(Name of Registrant as Specified in its Charter)

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8530 Wilshire Blvd., Suite 450, Beverly Hills, California 90211

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE

HELD ON August 31, 2016

Dear Stockholder:

Notice is hereby given that the 2016 Annual Meeting of Stockholders of Barfresh Food Group, Inc. (“we”, “us”, “Barfresh” or the “company”), will be held at 10 a.m. Pacific Standard Time, on Wednesday August 31, 2016 at Kimpton® Hotel, 10740 Wilshire Boulevard, Los Angeles, CA 90024, to conduct the following items of business:

1.	To elect Riccardo Delle Coste, Steven Lang, Arnold Tinter, Alice Elliot, Joseph M. Cugine and Alexander H. Ware to serve a one-year term until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification.
2.	To approve, on an advisory basis, the compensation of our Named Executive Officers (as defined in the 2016 proxy statement).
3.	To consider and vote, on an advisory basis, on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our Named Executive Officers;
4.	To ratify the appointment of Eide Bailly LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016; and
5.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

All of the above matters are more fully described in the accompanying proxy statement.

All holders of record of our common stock as of the close of business on July 18, 2016, the record date, are entitled to notice of and to vote at this meeting and any adjournments or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection during the ten days prior to the Annual Meeting, during ordinary business hours, at Barfresh’s principal executive office as well as at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy card.

Whether or not you plan to attend the Annual Meeting, please cast your vote as instructed under “Voting Procedures” in the Proxy Statement as promptly as possible. You may vote over the Internet or by telephone as instructed on the Notice or by mailing in your paper proxy card if you received one. If you did not receive a paper proxy card, you may request a paper proxy card to submit your vote by mail, if you prefer.

By Order of the Board of Directors,

/s/ Ricccardo Delle Coste
Riccardo Delle Coste
Chairman and Chief Executive Officer

Beverly Hills, California	July 25, 2016

Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope, or vote by telephone or online following the instructions on the proxy.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be held on August 31, 2016

The proxy statement and Transition Report on Form 10-K for the transition period from April 1, 2015 through December 31, 2015 are available on the Internet at http://www.viewproxy.com/Barfresh/2016

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TABLE OF CONTENTS

PROCEDURAL INFORMATION

PROPOSAL 1: ELECTION OF Riccardo Delle Coste, Steven Lang, Arnold Tinter, Alice Elliot, Joseph M. Cugine and ALEXANDER H. WaRE to serve a one-year term until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification	6

CORPORATE GOVERNANCE	8

EXECUTIVE OFFICERS	11

EXECUTIVE COMPENSATION	14

DIRECTOR COMPENSATION	17

EQUITY COMPENSATION PLAN INFORMATION	17

PROPOSAL 2: SAY-ON-PAY: APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	17

PROPOSAL 3: SAY-ON-FREQUENCY: SELECTION, on an advisory basis, on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our Named Executive Officers	18

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	18

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	20

PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF Eide Bailly LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016	20

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20

STOCKHOLDER PROPOSALS FOR 2017 ANNUAL MEETING	22

OTHER MATTERS WHICH MAY BE PRESENTED FOR ACTION AT THE MEETING	22

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The enclosed proxy is solicited by the board of directors of Barfresh Food Group, Inc., a Delaware corporation, for use at the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Barfresh Food Group, Inc. and all postponements, continuations or adjournments thereof. These proxy materials and the enclosed Transition Report on Form 10K (“Transition Report”) for the transition period from April 1, 2015 through December 31, 2015 (“Transition Period”) are being mailed to our stockholders on or about July 26, 2016. In this Proxy Statement, we use the terms the “company,” “Barfresh” “we”, “our”, and “us” to refer to Barfresh Food Group, Inc. and its wholly owned subsidiaries.

Where and when is the Annual Meeting? Our Annual Meeting will be held at 10 a.m. Pacific Standard Time, on Wednesday August 31, 2016 at Kimpton® Hotel, 10740 Wilshire Boulevard, Los Angeles, CA 90024.

Why did I receive these materials? You received this Proxy Statement because you held shares of our common stock on July 18, 2016, the record date fixed by our board of directors, and you are entitled to vote at the Annual Meeting. This Proxy Statement and a copy of our Transition Report will be mailed on or about July 26, 2016. Although the Proxy Statement and Transition Report are being mailed together, the Transition Report is not incorporated into, and should not be deemed part of, this Proxy Statement.

Who can attend the Annual Meeting? Only stockholders as of the record date, their authorized representatives, and invited guests will be able to attend the Annual Meeting.

Who is entitled to vote? Only holders of record of our common stock at the close of business on July 18, 2016, the record date, are entitled to vote at the Annual Meeting. Each share is entitled to vote on each matter properly brought before the meeting. As of the record date, there were 94,907,137 shares of our common stock outstanding.

Who are the proxies? The board of directors of the company has appointed Riccardo Delle Coste, our Chairman of the board of directors and Chief Executive Officer, and Arnold Tinter, our Secretary and director, to serve as proxies at the Annual Meeting. When you fill out your proxy card and return it, or if you vote electronically, you will be giving the proxies your instruction on how to vote your shares at the Annual Meeting.

How do I vote if I am a registered stockholder? You may vote in person, electronically via the Internet, or by proxy. Proxies are solicited to give all stockholders who are entitled to vote on the matters that come before the meeting the opportunity to do so whether or not they attend the meeting in person. If you are a registered holder, you can vote your proxy card by mail, electronically via the Internet, or in person at the Annual Meeting. If you choose to vote by mail, mark your proxy card enclosed with this Proxy Statement, date and sign it, and mail it in the postage-paid envelope. If you wish to vote in person, you can vote the proxy card in person at the Annual Meeting. Signing and returning a proxy will not prevent you from voting in person at the meeting.

How do I vote electronically? If you are a registered stockholder, you may vote electronically via the Internet. Please review the voting instructions on the proxy card.

How do I specify how I want my shares voted? If you are a registered stockholder, you can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. Please review the voting instructions on the proxy card and read the entire text of the proposals and the positions of the board of directors in the Proxy Statement prior to marking your vote. If your proxy card is signed and returned without specifying a vote, it will be voted according to the recommendation of the board of directors on that proposal.

How do I vote if I am a beneficial stockholder? If you are a beneficial stockholder, you have the right to direct your broker or nominee on how to vote your shares. You should complete a voting instruction card which your broker or nominee is obligated to provide to you. If you wish to vote in person at the meeting, you must first obtain from the record holder a proxy card issued in your name.

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What items will be voted upon at the Annual Meeting? The following items will be voted upon at the Annual Meeting:

1. the election of Riccardo Delle Coste, Steven Lang, Arnold Tinter, Alice Elliot, Joseph M. Cugine and Alexander H. Ware to serve a one-year term until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification.;

2. the ratification of the appointment of Eide Bailly LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016;

3. the approval, on an advisory basis, of the compensation of our Named Executive Officers (as defined in the 2016 proxy statement);

4. the selection and vote, on an advisory basis, on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our Named Executive Officers; and

5. such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

The board of directors does not currently know of any other matters that may be brought before the meeting for a vote. However, if any other matters are properly presented for action, it is the intention of the persons named on the proxy card to vote on them according to their best judgment.

What is the board of directors’ voting recommendation? For the reasons set forth in more detail later in the Proxy Statement, the board of directors unanimously recommends a vote FOR the election of all nominees for director proposed by our Board (Proposal 1). The board of directors unanimously recommends a vote FOR Proposal 2, the say-on-pay proposal, to approve, on an advisory basis, the compensation paid to our Named Executive Officers for the Transitional Period and for THREE YEARS in response to Proposal 3, the say-on-frequency proposal, as the frequency with which we seek an advisory say-on-pay vote. The board of directors has ratified the selection of Eide Bailly LLP as the company’s independent registered public accounting firm to audit the financial statements of the company for the fiscal year ending December 31, 2016 (Proposal 4) which selection was made by the company’s audit committee. The board of directors recommends a vote FOR the ratification of the auditors (Proposal 4).

How can I provide my comments to the company? We urge you to let us know your comments about the company or to bring a particular matter to our attention by writing directly to us at Barfresh Food Group, Inc., 8530 Wilshire Blvd., Suite 450, Beverly Hills, California 90211, attention: Arnold Tinter, Secretary.

How many votes are needed to have the proposals pass? The affirmative vote of the majority of the votes present and entitled to vote at the Annual Meeting is required to elect the directors and ratify the selection of the auditors. Because the say-on-pay proposal asks for a non-binding, advisory vote, there is no required vote that would constitute approval. We value the opinions expressed by our stockholders in this advisory vote, and our Compensation Committee, which is responsible for overseeing and administering our executive compensation programs, will consider the outcome of the vote when designing our compensation programs and making future compensation decisions for our Named Executive Officers. The say-on-frequency proposal also calls for a non-binding, advisory vote. Our board of directors has recommended that the advisory vote by stockholders on the compensation paid to our Named Executive Officers should occur once every three years; however, if another frequency receives more votes, our board of directors will take that fact into account when making its decision on how often to hold advisory votes on our Named Executive Officer compensation.

How are the votes counted? You will have one vote for each share of our common stock that you owned on the record date. If the proxy card is properly executed and returned prior to the Annual Meeting, the shares of common stock it represents will be voted as you instruct on the proxy card. If a proxy card is unmarked, or if you indicate no vote, the shares of common stock it represents will be voted FOR Proposal No. 1, the election of directors recommended by the board of directors, FOR Proposal No. 2, the say-on-pay proposal, to approve, on an advisory basis, the compensation paid to our Named Executive Officers for the fiscal year ended December 31, 2015, for THREE YEARS in response to Proposal No. 3, the say-on-frequency proposal, as the frequency with which we seek an advisory say-on-pay vote and FOR Proposal No. 4 the ratification of the auditors for this year,.

No Cumulative Voting. Holders of common stock shall not be entitled to cumulate their votes for the election of directors or any other matters.

Abstentions. Abstentions will be treated as present and entitled to vote for purposes of determining the presence of a quorum. Abstentions will not constitute a vote FOR or AGAINST any matter, and thus will be disregarded in the calculation of shares voting or votes cast on any matter submitted to the stockholders for a vote.

Broker Non-Votes. A broker non-vote occurs when shares held by a broker are not voted with respect to a particular proposal because the broker does not have discretionary authority to vote on the matter and has not received voting instructions from its clients. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will only have discretion to vote your shares on “routine” matters. Where a proposal is not “routine”, a broker who has received no instructions from its clients does not have discretion to vote its clients’ uninstructed shares on that proposal. At our Annual Meeting, only Proposal 4 (ratifying the appointment of our independent registered public accounting firm) is considered a routine matter. Your broker will therefore not have discretion to vote on the following “non-routine” matters absent direction from you: the election of directors, the non-binding advisory vote to approve the compensation of our named executive officers and the non-binding advisory vote on the frequency with which we will conduct a non-binding advisory vote to approve the compensation of our named executive officers.

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Broker non-votes and abstentions by stockholders from voting (including brokers holding their clients’ shares of record who cause abstentions to be recorded) will be counted towards determining whether or not a quorum is present. However, because broker non-votes and abstentions are not voted FOR or AGAINST, they will have no effect on the approval of any of the proposals, except where brokers may exercise their discretion on routine matters.

Quorum. A majority of the shares of common stock outstanding on the record date, represented in person or by proxy, will constitute a quorum at the Annual Meeting. As of July 18, 2016 we had 94,907,137 shares of common stock outstanding. The number of shares required to be represented in person or by proxy at the Annual Meeting to constitute a quorum is 47,453,569.

How can I revoke my proxy? You may revoke your proxy at any time before it is voted at the meeting by taking one of the following three actions:

(1) giving timely written notice of the revocation to our Secretary,

(2) executing and delivering a proxy card with a later date, or

(3) voting in person at the meeting.

How would my proxy be voted on other matters? The persons named on the proxy card will have discretionary authority to vote on business other than Proposal 1 (the election of directors), Proposal 2 (say-on-pay), Proposal 3 (say-on-frequency) and Proposal 5 ((ratification of the appointment of our independent registered public accounting firm)) as may properly come before the Annual Meeting.

Who will pay for the costs involved in the solicitation of proxies? This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Barfresh Food Group, Inc. Barfresh will pay all costs of preparing, assembling, printing and distributing the proxy materials. Copies of proxy materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of common stock held in their names. Our employees, officers and directors may, for no additional compensation, solicit proxies on behalf of the board of directors through the mail, in person and by telecommunications. Upon request, we will reimburse brokerage firms and other record holders for their reasonable expenses incurred for forwarding solicitation material to beneficial owners of stock.

Do stockholders have any dissenters’ right with regards to the matters proposed to be acted upon? There are no rights of appraisal or other similar rights of dissenters under the laws of the State of Delaware with respect to any of the matters proposed to be acted upon herein.

Where can I find the voting results of the Annual Meeting? The final voting results will be reported in a Current Report on Form 8-K that we expect to file with the Securities and Exchange Commission within four business days of the Annual Meeting, and that Form 8-K will be available on our website at http://www.barfresh.com/investors/corporate/sec-filings/. We also expect to announce preliminary results at the Annual Meeting.

How can I communicate with the board of directors? If you wish to communicate with the board of directors, you may send your communication in writing to: Barfresh Food Group, Inc., 8530 Wilshire Blvd., Suite 450, Beverly Hills, California 90211, attention: Arnold Tinter, Secretary., who will forward all material communications from stockholders to the appropriate director or directors or committee of the board of directors based on the subject matter. You must include your name and address in the written communication and indicate whether you are a stockholder of the company.

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IMPORTANT

Please promptly vote and submit your proxy by signing, dating and returning the enclosed proxy card in the postage-prepaid return envelope so that your shares can be voted. This will not limit your rights to attend or vote at the 2016 Annual Meeting.

PROPOSAL 1: ELECTION OF Riccardo Delle Coste, Steven Lang, Arnold Tinter, Alice Elliot, Joseph M. Cugine and Alexander H. Ware to serve a one-year term as Directors until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification

Under our bylaws, the board of directors consists of no fewer than three members and no greater than nine members, as determined by the board of directors or the stockholders from time to time. The board of directors is empowered to fix the number of directors from time to time and is currently set at six. Riccardo Delle Coste, Steven Lang, Arnold Tinter, Alice Elliot, Joseph Cugine and Alexander H. Ware are to be elected to our board of directors at the Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named.

The board of directors has nominated and approved the nominations of six persons to serve as directors until the 2017 annual meeting, or until each director’s successor is elected and qualified. All of the nominees currently serve on our board of directors. Each of the nominees has agreed to continue to serve if elected. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that the proxies will be voted for the election of another nominee to be designated by the board of directors to fill any vacancy. Additionally, the board of directors may elect additional members of the board of directors to fill any additional vacancies. There are no arrangements or understandings pursuant to which a nominee has been or will be elected as a director.

The nominees are as follows:

Name	Age	Position
Riccardo Delle Coste	37	President, Chief Executive Officer and Chairman
Steven Lang	63	Director
Arnold Tinter	71	Secretary and Director
Joseph M. Cugine	55	President of Barfresh Corporation, Inc., and Director
Alice Elliot	59	Director
Alexander H. Ware	54	Director

Riccardo Delle Coste has been the Chairman of our board of directors, President and Chief Executive Officer since January 10, 2012. He has also been the President and Chief Executive Officer of Barfresh Inc., a Nevada corporation and our wholly owned subsidiary (“Barfresh NV”), since its inception. Mr. Delle Coste is the inventor of the patented technology and the creator of Barfresh. Mr. Delle Coste developed a unique system using controlled pre-packaged portions to deliver a freshly made smoothie that is quick, cost efficient, healthy and with no waste. In building the business, he is responsible for securing new business and maintaining key client relationships. He is also responsible for the development of new product from testing to full-scale production, establishment of the manufacturing facilities that have all necessary accreditations, technology development, product improvement and R&D with new product launches. Mr. Delle Coste also has over five years of investment banking experience. Mr. Delle Coste attended Macquarie University, Sydney, Australia while studying for a Bachelor of Commerce for 3.5 years but left to pursue business interests before receiving a degree.

Qualifications: Mr. Delle Coste has over 20 years of experience within retail, hospitality and dairy manufacturing.

Steven Lang was appointed as director of the company on January 10, 2012. He has also served as Secretary of Barfresh NV since its inception. Prior to joining Barfresh NV, from 2003 to 2007, Mr. Lang was a director of Vericap Finance Limited, a company that specializes in providing advice to and investing in Australian companies with international growth potential. From 1990 to 1999, he served as a director of Babcock & Brown’s Australian operations where he was responsible for international structured finance transactions. Mr. Lang received a Bachelor of Commerce and a Bachelor of Laws from the University of New South Wales in 1976 and a Master of Laws from the University of Sydney in 1984. He has been a member of the Institute of Chartered Accountants in Australia and was licensed to practice foreign law in New York.

Qualifications: Mr. Lang has over 35 years of experience in business, accounting, law and finance and served as Chairman of an Australian public company.

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Arnold Tinter was appointed as director, Chief Financial Officer and Secretary of the company on January 10, 2012. Mr. Tinter resigned his position as Chief Financial Officer on May 18, 2015. Mr. Tinter founded Corporate Finance Group, Inc., a consulting firm located in Denver, Colorado, in 1992, and is its President. Corporate Finance Group, Inc., is involved in financial consulting in the areas of strategic planning, mergers and acquisitions and capital formation. He is the chief financial officer to two other public companies; LifeApps Digital Media Inc. and Peak Pharmaceuticals Inc., and one private company, Bambu Franchising LLC. From 2006 to 2010 he was the chief financial officer of Spicy Pickle Franchising, Inc., a public company, where his responsibilities included oversight of all accounting functions, including SEC reporting, strategic planning and capital formation. From May 2001 to May 2003, he served as chief financial officer of Bayview Technology Group, LLC, a privately held company that manufactured and distributed energy-efficient products. From May 2003 to October 2004, he also served as that company’s chief executive officer. Prior to 1990, Mr. Tinter was chief executive officer of Source Venture Capital, a holding company with investments in the gaming, printing and retail industries. Mr. Tinter currently serves as a director of LifeApps Digital Media Inc., a public company. Mr. Tinter received a B.S. degree in Accounting in 1967 from C.W. Post College, Long Island University, and is licensed as a Certified Public Accountant in Colorado.

Qualifications: Mr. Tinter has over 40 years of experience as a Certified Public Accountant and a financial consultant. During his career he served as a director of numerous public companies.

Joseph M. Cugine was appointed as director of the company on July 29, 2014 and on April 27, 2015, was appointed president of our wholly owned subsidiary, Barfresh Corporation, Inc. (fka Smoothie Inc.) Mr. Cugine is the owner and president of Cugine Foods and JC Restaurants, a franchisee of Taco Bell and Pizza Hut in New York. He is also president and owner of Restaurant Consulting Group LLC. Prior to owning and operating his own firms, Mr. Cugine held a series of leadership roles with PepsiCo, lastly as chief customer officer and senior vice president of PepsiCo’s Foodservice division. Mr. Cugine also serves on the board of directors of The Chef’s Warehouse, Inc., a publicly traded specialty food products distributor in the U.S., as well as Ridgefield Playhouse and R4 Technology. He received his B.S. degree from St. Joseph’s University in Philadelphia.

Qualifications: Mr. Cugine’s career in sales, marketing, operations and supply chain spans more than 25 years. He has extensive industry contacts and proven experience leading and advising numerous successful food distribution companies.

Alice Elliot was appointed as director of the company on October 15, 2014. Ms. Elliot is the founder and chief executive of The Elliot Group, a global retained executive search firm specializing in the hospitality, foodservice, retail and service sectors. For more than 20 years, Ms. Elliot has hosted the exclusive invitation only ‘Elliot Leadership Conference.’ She was a co-founder of ‘The Elliot Leadership Institute,’ a nonprofit organization dedicated to leadership development and advancement in the foodservice industry, and is known for her philanthropic and educational endeavors and contributions. Throughout her career, Ms. Elliot has received various industry honors, including the Trailblazer Award from the Women’s Foodservice Forum and induction into the National Restaurant Association Educational Foundation’s College of Diplomates. She was also recently named to the Nation’s Restaurant News list of the 50 Most Powerful People in Foodservice.

Qualifications: Well recognized for the placement of senior-level executives at public and privately held restaurant organizations nationwide, Ms. Elliot is sought out for their intellectual and strategic thought leadership.

Alexander H. Ware was appointed as director of the company on July 13, 2016. Mr. Ware is currently the Executive Chairman of MStar Holding Corporation, a leading provider of keg rental, leasing, logistics and management services to the craft beer industry with a fleet of over two million kegs. Mr. Ware served as Interim Chief Executive Officer for MStar Holding Corporation in 2013. Prior to his time at MStar Holding Corporation, he served as a Senior Advisor and previously as Executive Vice President of Strategic Development of Pohlad Companies, a family office, from 2010 to 2015. He served in increasing capacities at PepsiAmericas, Inc. and related companies for a total of 16 years culminating as Executive Vice President & Chief Financial Officer in 2010. Previously, he was Senior Associate in their Environmental Practice at Booz Allen Hamilton, Inc. from 1990-1994. Mr. Ware received his Bachelor of Arts degree in Economics from the Hampden-Sydney College and his Master of Business Administration from Darden Graduate School of Business at University of Virginia.

Qualifications: Mr. Ware brings over 30 years of experience in leadership, strategic planning and business portfolio management.

Vote Required

In accordance with applicable law and our bylaws, the election of directors shall be by the affirmative vote of the majority of the votes cast. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote. Brokers who hold shares in street name may not vote on behalf of beneficial owners with respect to Proposal 1 if they do not receive voting instructions from the beneficial owners. Unless a stockholder indicates otherwise, each signed proxy will be voted FOR the election of these nominees.

The board of directors unanimously recommends a vote “FOR” the election of Riccardo Delle Coste, Steven Lang, Arnold Tinter, Alice Elliot, Joseph M. Cugine and Alexander H. Ware as directors.

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CORPORATE GOVERNANCE

Leadership Structure

The positions of our chairman of the board of directors and principal executive officer are served by Riccardo Delle Coste. Our board of directors has no formal policy on whether the role of the chairman of the board of directors and principal executive officer should be held by separate persons. We believe it is important to maintain flexibility to have either combined offices or a separate chairman and principal executive officer structure as circumstances dictate and to make that determination based on the strategic and operational position and direction of the company and the character of the membership of our board of directors.

Our board of directors believes that our current management structure, in which Mr. Delle Coste serves in a combined chairman and principal executive officer role, is appropriate for us at this time. Mr. Delle Coste possesses an understanding of the operational issues, opportunities, risks and challenges facing the company and its business on a day-to-day and long-term basis. Given Mr. Delle Coste’s particular skills and knowledge, as well as our size and stage of development, we believe Mr. Delle Coste is best positioned to identify key risks and developments facing the company to be brought to our board’s attention and to lead discussion and execution of strategy. We have not designated an independent lead director and do not intend to do so at this time.

Risk Oversight

Both the full board of directors and its committees oversee the various risks faced by the company. Management is responsible for the day-to-day management of the company’s risks and provides periodic reports to the board of directors and its committees relating to those risks and risk-mitigation efforts. Our board of directors’ oversight of risk is conducted primarily through the standing committees of the board of directors, with the audit committee taking a lead role on oversight of financial risks and in interfacing with management on significant risks or exposures and assessing the steps management has taken to minimize such risks. The audit committee also is charged with, among other tasks, oversight of management on the company’s guidelines and policies to govern the process by which the company’s exposure to risk is handled. Members of the company’s management, including our principal financial officer, periodically report to the audit committee regarding risks overseen by the audit committee, including quarterly with respect to the company’s internal control over financial reporting. The compensation committee, in consultation with management, has reviewed the design and operation of the company’s compensation arrangements and evaluated the relationship between the company’s risk management policies and practices and these arrangements. As a result of this review, the compensation committee has determined that the company’s compensation policies and practices are not reasonably likely to have a material adverse effect on the company. Our board of directors does not believe that its role in the oversight of our risks affects the board’s leadership structure.

Board of Directors and Committee Meetings

During the Transition Period from April 1, 2015 through December 31, 2015, the board of directors met 4 times. All of our directors attended all meetings. Each member of a committee of our board of directors attended all of their respective committee’s meetings during the period he served thereon.

Attendance of Board Members at Annual Stockholder’s Meeting

The company does not have a policy for Board meeting or committee meeting attendance because, pursuant to our bylaws, members constituting a majority of directors constitute a quorum for meetings of the board of directors all our directors, regularly attend all meetings.

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Board Structure and Committees

We currently have an audit committee, a compensation committee and a nominating and governance committee. The members of the audit committee are Arnold Tinter, Steven Lang and Riccardo Delle Coste. The audit committee is primarily responsible for reviewing the services performed by our independent auditors and evaluating our accounting policies and our system of internal controls. None of the members of the audit committee are independent, as defined above. In the future we will have an independent member of the committee. The members of the compensation committee are Arnold Tinter, Alice Elliot and Riccardo Delle Coste. The compensation committee is primarily responsible for reviewing and approving our salary and benefits policies (including stock options) and other compensation of our executive officers. The members of the nominating committee are Arnold Tinter, Alice Elliot and Steven Lang. The nominating and governance committee is primarily responsible for overseeing corporate governance and for identifying, evaluating and recommending individuals to serve as directors of the company.

Board Determination of Independence

We use the definition of “independence” standards as defined in the NASDAQ Stock Market Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the company or any other individual having a relationship, which, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. We have determined that only two of our directors are independent, which constitutes less than a majority.

Nomination of Directors

Our nominating and governance committee determines the required selection criteria and qualifications of director nominees based upon our needs at the time nominees are considered. In general, directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our stockholders. In addition to the above considerations, the nominating and governance committee will consider criteria such as strength of character and leadership skills; general business acumen and experience; broad knowledge of the industry; number of other board seats; and willingness to commit the necessary time to ensure an active board whose members work well together and possess the collective knowledge and expertise required by the board of directors. The nominating and governance committee will consider these same criteria for candidates regardless of whether the candidate was identified by the committee, by stockholders, or any other source.

The nominating and governance committee will consider qualified candidates for possible nomination that are submitted by our stockholders. Stockholders wishing to make such a submission may do so by sending the requisite information to the board of directors at the address indicated herein under the heading “Stockholder Proposals for 2017 Annual Meeting.” Any recommendations submitted by a stockholder should be in writing and should include whatever supporting material the stockholder considers appropriate in support of that recommendation, but must include the information prescribed by our bylaws and any other information that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of such candidate and a signed consent of the candidate to serve as a director of Barfresh, if elected.

The nominating and governance committee conducts a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information provided, an indication of the candidate’s willingness to serve and other background information, business experience, and leadership skills, all to the extent available and deemed relevant by the nominating and governance committee. This information is evaluated against the criteria set forth above and our specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet our needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the nominating and governance committee determines which candidate(s) to recommend to the board to submit for election at the next stockholder meeting. The nominating and governance committee uses the same process for evaluating all candidates, regardless of the original source of the nomination.

Our goal is to seek to achieve a balance of knowledge and experience on our board. To this end, we seek nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen and the ability to think strategically. Although we use the criteria listed above as well as other criteria to evaluate potential nominees, we do not have a stated minimum criteria for nominees. The board does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders. To date, we have not paid any third parties to assist us in finding director nominees.

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AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate future filings, including this Proxy Statement, in whole or in part, the following audit committee report shall not be deemed to be “soliciting material,” is not deemed “filed” with the SEC and shall not be incorporated by reference into any filings under the Securities Act or Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in such filing except to the extent that the company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

The primary purpose of the audit committee is to assist the board of directors in fulfilling its oversight responsibilities with respect to matters involving the accounting, financial reporting and internal control functions of the company. The audit committee has sole authority to select the company’s independent registered public accounting firm.

The audit committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm and other financial professional services providers. These services may include audit services, audit-related services, tax services and other services. Pre-approval generally is provided for up to one year and any pre-approval is detailed as to the particular service or category of services and generally is subject to a specific budget. The company’s independent registered public accounting firm and management report annually to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed.

Management is responsible for preparing the company’s financial statements so that they comply with generally accepted accounting principles and fairly presents the company’s financial condition, results of operations and cash flows; issuing financial reports that comply with the requirements of the SEC; and establishing and maintaining adequate internal control structures and procedures for financial reporting. The audit committee’s responsibility is to monitor and oversee these processes.

In furtherance of its role, the audit committee has an annual agenda, which includes periodic reviews of the company’s internal controls and of areas of potential exposure for the company such as litigation matters. The Committee meets at least quarterly and reviews the company’s interim financial results and earnings releases prior to their publication.

In this context, the audit committee has reviewed and discussed with management (i) the audited financial statements of the company for the transition period commencing April 1, 2015 through December 31, 2015, (ii) the company’s evaluation of the effectiveness of our internal control over financial reporting as of December 31, 2015 and (iii) the related opinions by the company’s independent registered public accounting firm. The audit committee also has discussed with Eide Bailly LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with audit committees), as currently in effect. The audit committee also has received written disclosures and a letter from Eide Bailly LLP regarding its independence from the company as required by Independence Standards Board Standard No. 1 (Independence Discussions with audit committees) and has discussed with Eide Bailly LLP the independence of that firm. Based upon these materials and discussions, the audit committee has recommended to the board of directors that the company’s audited consolidated financial statements be included in our Transition Report on Form 10-K for the fiscal year ended December 31, 2015.

The Audit Committee of the Board of Directors

Arnold Tinter, Chairman

Steven Lang

Riccardo Delle Coste

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Certain Relationships and Related Transactions

The Company’s policy with regard to related party transactions requires any related party loans that are (i) non-interest bearing and in excess of $100,000 or (ii) interest bearing, irrespective of amount, must be approved by the Company’s board of directors. All issuances of securities by the Company must be approved by the board of directors, irrespective of whether the recipient is a related party. Each of the foregoing transactions, if required by its terms, was approved in this manner.

The following includes a summary of transactions since the beginning of fiscal 2015, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to or better than terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

On January 29, 2016, we closed a private placement to accredited investors of $2,670,000 in promissory notes and warrants to purchase up to 1,335,000 shares of common stock of the company for aggregate gross proceeds to the company of $2,670,000. Of the aggregate offering amount, $635,000 of the notes and warrants to purchase up to 317,500 shares of common stock were placed with members of the company’s management, including officers and directors of the company, and family members of certain officers and directors.

Our principal executive offices were located at 90 Madison Street, Suite 701, Denver, Colorado 80206 through March 2015. The executive office was co-located with the office of Corporate Finance Group, a company that is owned by Arnold Tinter, a director and former Chief Financial Officer. We used this property free of charge. We no longer occupy those premises.

EXECUTIVE OFFICERS AND DIRECTORS

The following section sets forth the names, ages, and current positions with the company held by the executive officers, directors and significant employees as of December 31, 2015 together with the year such positions were assumed. There is no immediate family relationship between or among any of the executive officers or significant employees, and the company is not aware of any arrangement or understanding between any executive officer and any other person pursuant to which he was elected to his or her current position.

Name	Age	Position
Riccardo Delle Coste	37	President, Chief Executive Officer and Chairman
Joseph S. Tesoriero	62	Chief Financial Officer
Steven Lang	63	Director
Arnold Tinter	71	Secretary and Director
Joseph M. Cugine	55	President of Barfresh Corporation, Inc., and Director
Alice Elliot	59	Director
Alexander H. Ware	54	Director

Riccardo Delle Coste has been the Chairman of our board of directors, President and Chief Executive Officer since January 10, 2012. He has also been the President and Chief Executive Officer of Barfresh Inc., a Nevada corporation and our wholly owned subsidiary (“Barfresh NV”), since its inception. Mr. Delle Coste is the inventor of the patented technology and the creator of Barfresh. Mr. Delle Coste developed a unique system using controlled pre-packaged portions to deliver a freshly made smoothie that is quick, cost efficient, healthy and with no waste. In building the business, he is responsible for securing new business and maintaining key client relationships. He is also responsible for the development of new product from testing to full-scale production, establishment of the manufacturing facilities that have all necessary accreditations, technology development, product improvement and R&D with new product launches. Mr. Delle Coste also has over five years of investment banking experience. Mr. Delle Coste attended Macquarie University, Sydney, Australia while studying for a Bachelor of Commerce for 3.5 years but left to pursue business interests before receiving a degree.

Qualifications: Mr. Delle Coste has over 20 years of experience within retail, hospitality and dairy manufacturing.

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Joseph S. Tesoriero was appointed as Chief Financial Officer of the company on May 18, 2015. Mr. Tesoriero has served as an independent director of Smart & Final Stores, Inc. (NYSE: SFS) since July of 2014, where he serves as Chairman of the audit committee and a member of the Nominating and Governance Committee. He was most recently engaged as a financial advisor for Dole Asia Holdings, Ltd. Pte., a Singapore based wholly owned subsidiary of Itochu Corporation of Japan, from April 2013 to October 2013. Prior to this consulting engagement, Mr. Tesoriero served as Executive Vice Present and Chief Financial Officer of Dole Food Company Inc. from February 2010 to April 2013, as its Vice President and Chief Financial Officer from August 2004 to February 2010 and as its Vice President of Tax from September 2002 to August 2004. Prior to joining Dole, Mr. Tesoriero was Senior Vice President of Tax of Global Crossing (1998-2002), Vice President of Tax of Coleman Camping Equipment (1997-1998), International Tax Attorney with Revlon Cosmetics (1989-1997) and Tax Attorney with IBM (1980-1988). Mr. Tesoriero began his career in 1978 as a Tax Associate with Haskins & Sells (now Deloitte Touche). Mr. Tesoriero holds a B.S. in Accounting from Villanova University, a J.D. from New York Law School and an LL.M. in Taxation from Boston University. He has been a member of the New York State Bar since 1978.

Qualifications: Mr. Tesoriero has over 30 years of experience in corporate finance leadership positions.

Steven Lang was appointed as Director of the company on January 10, 2012. He has also served as Secretary of Barfresh NV since its inception. Prior to joining Barfresh NV, from 2003 to 2007, Mr. Lang was a director of Vericap Finance Limited, a company that specializes in providing advice to and investing in Australian companies with international growth potential. From 1990 to 1999, he served as a director of Babcock & Brown’s Australian operations where he was responsible for international structured finance transactions. Mr. Lang received a Bachelor of Commerce and a Bachelor of Laws from the University of New South Wales in 1976 and a Master of Laws from the University of Sydney in 1984. He has been a member of the Institute of Chartered Accountants in Australia and was licensed to practice foreign law in New York.

Qualifications: Mr. Lang has over 35 years of experience in business, accounting, law and finance and served as Chairman of an Australian public company.

Arnold Tinter was appointed as Director, Chief Financial Officer and Secretary of the company on January 10, 2012. Mr. Tinter resigned his position as Chief Financial Officer on May 18, 2015. Mr. Tinter founded Corporate Finance Group, Inc., a consulting firm located in Denver, Colorado, in 1992, and is its President. Corporate Finance Group, Inc., is involved in financial consulting in the areas of strategic planning, mergers and acquisitions and capital formation. He is the chief financial officer to two other public companies, LifeApps Digital Media Inc. and Peak Pharmaceuticals Inc., and one private company, Bambu Franchising LLC. From 2006 to 2010 he was the chief financial officer of Spicy Pickle Franchising, Inc., a public company, where his responsibilities included oversight of all accounting functions, including SEC reporting, strategic planning and capital formation. From May 2001 to May 2003, he served as chief financial officer of Bayview Technology Group, LLC, a privately held company that manufactured and distributed energy-efficient products. From May 2003 to October 2004, he also served as that company’s chief executive officer. Prior to 1990, Mr. Tinter was chief executive officer of Source Venture Capital, a holding company with investments in the gaming, printing and retail industries. Mr. Tinter currently serves as a director of LifeApps Digital Media Inc., a public company. Mr. Tinter received a B.S. degree in Accounting in 1967 from C.W. Post College, Long Island University, and is licensed as a Certified Public Accountant in Colorado.

Qualifications: Mr. Tinter has over 40 years of experience as a Certified Public Accountant and a financial consultant. During his career he served as a director of numerous public companies.

Joseph M. Cugine was appointed as Director of the company on July 29, 2014 and on April 27, 2015, was appointed president of our wholly owned subsidiary, Barfresh Corporation, Inc. (fka Smoothie Inc.) Mr. Cugine is the owner and president of Cugine Foods and JC Restaurants, a franchisee of Taco Bell and Pizza Hut in New York. He is also president and owner of Restaurant Consulting Group LLC. Prior to owning and operating his own firms, Mr. Cugine held a series of leadership roles with PepsiCo, lastly as chief customer officer and senior vice president of PepsiCo’s Foodservice division. Mr. Cugine also serves on the board of directors of The Chef’s Warehouse, Inc., a publicly traded specialty food products distributor in the U.S., as well as Ridgefield Playhouse and R4 Technology. He received his B.S. degree from St. Joseph’s University in Philadelphia.

Qualifications: Mr. Cugine’s career in sales, marketing, operations and supply chain spans more than 25 years. He has extensive industry contacts and proven experience leading and advising numerous successful food distribution companies.

Alice Elliot was appointed as Director of the company on October 15, 2014. Ms. Elliot is the founder and chief executive of The Elliot Group, a global retained executive search firm specializing in the hospitality, foodservice, retail and service sectors. For more than 20 years, Ms. Elliot has hosted the exclusive invitation only ‘Elliot Leadership Conference.’ She was a co-founder of ‘The Elliot Leadership Institute,’ a nonprofit organization dedicated to leadership development and advancement in the foodservice industry, and is known for her philanthropic and educational endeavors and contributions. Throughout her career, Ms. Elliot has received various industry honors, including the Trailblazer Award from the Women’s Foodservice Forum and induction into the National Restaurant Association Educational Foundation’s College of Diplomates. She was also recently named to the Nation’s Restaurant News list of the 50 Most Powerful People in Foodservice.

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Qualifications: Well recognized for the placement of senior-level executives at public and privately held restaurant organizations nationwide, Ms. Elliot is sought out for their intellectual and strategic thought leadership.

Alexander H. Ware was appointed as director of the company on July 13, 2016. Mr. Ware is currently the Executive Chairman of MStar Holding Corporation, a leading provider of keg rental, leasing, logistics and management services to the craft beer industry with a fleet of over two million kegs. Mr. Ware served as Interim Chief Executive Officer for MStar Holding Corporation in 2013. Prior to his time at MStar Holding Corporation, he served as a Senior Advisor and previously as Executive Vice President of Strategic Development of Pohlad Companies, a family office, from 2010 to 2015. He served in increasing capacities at PepsiAmericas, Inc. and related companies for a total of 16 years culminating as Executive Vice President & Chief Financial Officer in 2010. Previously, he was Senior Associate in their Environmental Practice at Booz Allen Hamilton, Inc. from 1990-1994. Mr. Ware received his Bachelor of Arts degree in Economics from the Hampden-Sydney College and his Master of Business Administration from Darden Graduate School of Business at University of Virginia.

Qualifications: Mr. Ware brings over 30 years of experience in leadership, strategic planning and business portfolio management.

Employment Agreements

On April 27, 2015, Smoothie, Inc. entered into an executive employment agreement with Riccardo Delle Coste, its Chief Executive Officer and director. The name of Smoothie, Inc. was changed to Barfresh Corporation, Inc., on July 7, 2015. Mr. Delle Coste is also the Chief Executive Officer and Chairman of the company. Pursuant to the employment agreement, he will receive a base salary of $350,000 and performance bonuses of 75% of his base salary based on mutually agreed upon performance targets. In addition, Mr. Delle Coste will receive up to an additional 500,000 performance options, on an annual basis. All options granted under the employment agreement are subject to the Barfresh Food Group Inc. 2015 Equity Incentive Plan.

On April 27, 2015, Smoothie, Inc. entered into an executive employment agreement with Joseph M. Cugine to serve as President of Smoothie, Inc. The name of Smoothie, Inc. was changed to Barfresh Corporation, Inc., on July 7, 2015. Pursuant to the employment agreement, Mr. Cugine will receive a base salary of $300,000 and performance bonuses of 75% of his base salary based on mutually agreed upon performance targets. In addition, Mr. Cugine will receive 8-year options to purchase up to 600,000 shares of Barfresh, one-half vesting on each of the second and third anniversaries of the date of Mr. Cugine’s employment agreement. In addition, he will receive up to an additional 500,000 performance options, on an annual basis. All options granted under the employment agreement are subject to the Barfresh Food Group Inc. 2015 Equity Incentive Plan

The company entered into an executive employment agreement with Joseph S. Tesoriero on May 18, 2015, pursuant to which he agreed to serve as Chief Financial Officer. Pursuant to the employment agreement, Mr. Tesoriero will receive a base salary of $250,000 and performance bonuses of 75% of his base salary, based upon performance targets determined by the board of directors. In addition, Mr. Tesoriero was granted 350,000 shares of common stock of Barfresh and 8-year options to purchase up to 500,000 shares of common stock of Barfresh. One-half of each of the share and option grants vests on each of the second and third anniversaries of the date of commencement of Mr. Tesoriero’s employment. Mr. Tesoriero will also receive 8-year performance options to purchase up to an additional 350,000 shares on an annual basis. All shares and options granted under the employment agreement are subject to the Barfresh Food Group Inc. 2015 Equity Incentive Plan.

Code of Ethics

Our Chief Executive Officer and Chief Financial Officer are bound by a Code of Ethics that complies with Item 406 of Regulation S-K of the Exchange Act.

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EXECUTIVE COMPENSATION

Overview

The compensation committee sets the compensation of our executive officers. Our objectives with respect to compensation of our executive officers are to: (1) link executive compensation to our business strategy execution and performance; (2) offer compensation designed to attract, retain and reward key executive officers; and (3) offer salary, cash bonus and incentive compensation pay opportunities that are competitive in the marketplace, recognize achievement of our business strategy objectives, and align the long-term interests of executive officers with those of our stockholders. The primary objectives that we consider are market penetration of product, revenue growth, and analysis of our financial performance as compared to our internal plans and projected forecasts.

The material elements of our compensation program for our Named Executive Officers are annual cash compensation, annual incentive compensation and long-term incentive compensation. Our Named Executive Officers are eligible to participate in our health and welfare benefit plans generally available to our other employees.

The following table summarizes all compensation for the Transition Period, 9 months ending December 31, 2015 (“12/2015”) and fiscal year March 31, 2015 (“2015”) received by our “Named Executive Officers”:

Name and Principal Position	Period	Salary ($)	Stock Awards ($)		Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Riccardo Delle Coste, Chief Executive Officer	12/2015	289,583							7,200		296,783
	2015	266,666	204,000	[2]	89,790	[3]			-		560,456

Joseph Cugine, President, Barfresh Corp. Inc. a wholly owned subsidiary	12/2015	212,500	600,000	[4]	310,420	[5]			41,667	[1]	1,164,587
	2015	-	49,998	[7]	-				37,500	[1]	37,500

Joseph Tesoriero, Chief Financial Officer	12/2015	156,250	287,000	[8]	435,403	[9]					878,653
	2015	-

1.	Represents the car allowance paid to Mr. Delle Coste.
2.	Represents 400,000 shares of restricted stock valued at the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The market value at the date of grant was $0.51 per share. The shares vested upon issuance.
3.	Represents option to purchase 300,000 shares of common stock. The exercise price of the options is $0.45, vested upon issuance, and the options are exercisable until 1/21/2020. The options are valued in accordance with FASB ASC Topic 718 using the Black-Shoes Option pricing model.
4.	Represents 1,000,000 shares of restricted stock valued at the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The shares vest 50% in 2017 and 50% in 2018.
5.	Represents option to purchase 600,000 shares of common stock. The exercise price of the options is $0.50, vest 50% in 2017 and 50% in 2018, and are exercisable until 5/1/2023.
6.	Represents consulting fees paid to Mr. Cugine prior to becoming an employee.
7.	Represents 64,100 shares of restricted stock valued at the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The shares vested upon issuance.
8.	Represents 350,000 shares of restricted stock valued at the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The shares vest 50% in 2017 and 50% in 2018.
9.	Represents option to purchase 500,000 shares of common stock. The exercise price of the options is $0.82, vest 50% in 2017 and 50% in 2018, and are exercisable until 5/1/2023.

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Outstanding Equity Awards at Fiscal Year-End Table

	Option Awards						Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) exercisable		Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Riccardo Delle Coste	300,000				0.45	1/21/2020

Joseph Cugine		600,000	1		0.50	5/1/2023	1,000,000	875,000

Joseph Tesoriero		500,000	2		0.82	5/1/2023	350,000	306,250

1. 300,000 are exercisable on 5/1/17 and 300,000 are exercisable on 5/1/18

2. 250,000 are exercisable on 5/18/17 and 250,000 are exercisable on 5/18/18

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DIRECTOR COMPENSATION

The following table summarizes the compensation paid to our directors for the Transition Period ended December 31, 2015:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Arnold Tinter	37,500					52,500	(1)	90,000
Steven Lang	37,500							37,500
Alice Elliot	37,500							37,500

1.	Represents consulting fees paid to Mr. Tinter.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information, as of December 31, 2015, with respect to equity securities authorized for issuance under our equity compensation plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in Column (a))(c)

Equity compensation plans approved by security holders	750,000	$0.50	14,250,000
Equity compensation plans not approved by security holders	800,000	$0.50	0

TOTAL	1,550,000	$0.50	14,250,000

PROPOSAL 2: SAY-ON-PAY: APPROVAL (ON AN ADVISORY BASIS)

OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Under Section 14A of the Exchange Act, our stockholders are allowed to approve, on an advisory basis, the compensation of our Named Executive Officers in accordance with the rules of the Securities and Exchange Commission. The proposal, commonly known as a “say on pay” proposal, gives our stockholders the opportunity to express their views on the company’s executive compensation. Because this is an advisory vote, this proposal is not binding upon the company or the compensation committee or the board of directors; however, the board of directors, which is responsible for designing and administering the company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal. To the extent there is any significant vote against the compensation of our Named Executive Officers as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the compensation committee and the board of directors will evaluate whether any actions are necessary to address these concerns.

In summary, our policies and programs for compensating our Named Executive Officers are designed to attract, retain, motivate and reward top quality personnel capable of driving our success. Pay that reflects performance and alignment of that pay with the interests of long-term stockholders are key principles that underlie the design of our compensation programs for our Named Executive Officers.

We are asking our stockholders to indicate their support for our Named Executive Officer compensation program as described in this Proxy Statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including Executive Compensation, the compensation tables and the accompanying narrative discussion, is hereby APPROVED.”

Effects of the Advisory Vote

This vote is advisory and not binding on the company, the compensation committee or our board of directors in any way. The Compensation Committee and the board of directors will take into account the outcome of the vote, however, when making future executive compensation decisions

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Vote Required

This is a non-binding advisory vote.

The board of directors recommends a vote “FOR” the advisory vote to approve the compensation of the Named Executive Officers.

PROPOSAL 3: SAY-ON-FREQUENCY: SELECTION, on an advisory basis, on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our Named Executive Officers

In Proposal 3, we are asking stockholders to cast an advisory say-on-pay vote to approve the compensation that we paid in the fiscal year ended December 31, 2015 to our Named Executive Officers, as disclosed in this Proxy Statement. In accordance with Section 14A of the Exchange Act, the Board is asking stockholders in this Proposal 4 to cast a non-binding, advisory vote on how frequently we should have say-on-pay votes. Stockholders will be able to mark the enclosed proxy card or voting instruction form on whether to hold say-on-pay votes every one, two or three years or, alternatively, to abstain from casting such an advisory vote and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the board of directors.

After consideration of the frequency alternatives, the Board believes it is in the best interests of our stockholders to recommend that an advisory vote on compensation for our Named Executive Officers be conducted every three years. In making its determination to recommend that our stockholders vote for a frequency of every three years, the Board determined that such advisory vote on executive compensation will provide our stockholders with sufficient time to evaluate the effectiveness of our executive compensation philosophy, policies, and practices in the context of long-term business results for the corresponding period, while avoiding over-emphasis on short-term variations in compensation and business results; and that an advisory vote every three years will also permit our stockholders to observe and evaluate the impact of any changes in our executive compensation policies and practices which have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation. This vote, like the say-on-pay vote itself, is not binding on us, our board of directors or our Compensation Committee. However, if a majority of votes is cast in favor of an interval other than three years, the Board and the Compensation Committee intends to evaluate the frequency with which an advisory say-on-pay vote will be submitted to stockholders in the future.

Vote Required

This is a non-binding advisory vote.

The board of director recommends a vote selecting the option of “THREE YEARS” as the preferred frequency for the advisory vote on the compensation of our Named Executive Officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our shares of common stock beneficially owned as of March 16, 2016 for (i) each shareholder known to be the beneficial owner of 5% or more of our outstanding shares of common stock, (ii) each Named Executive Officer and director, and (iii) all executive officers and directors as a group. A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days through an exercise of stock options or warrants or otherwise. Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

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For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within 60 days of March 16, 2016. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of March 16, 2016 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise specified, the address of each of the persons set forth below is in care of Barfresh Food Group Inc., 8530 Wilshire Blvd., Suite 450, Beverly Hills, CA 90211.

Name and address of beneficial owner (1)	Amount and nature of beneficial ownership	Percent of class o/s
Riccardo Delle Coste (2) (3) (4) (5) (6) (7) (8)	20,480,909	21.58%
R.D. Capital Holdings Pty Ltd. (3) (5) (6) (7)	19,780,909	20.91%
Steven Lang (9) (10) (11) (12)	20,399,311	21.41%
Sidra Pty Limited (7) (9)	19,249,310	20.41%
Joseph Tesoriero (13) (14)	121,291	0.13%
Arnold Tinter (15) (16)	950,000	1.01%
Joe Cugine (17) (18) (19)	1,714,100	1.82%
Alice Elliot (20) (21) (22)	490,000	0.52%
All directors and officers as a group (5 persons)	44,155,611	45.78%

Lazarus Investment Partners LLLP, 3200 Cherry Creek South Drive, Suite 670, Denver, CO 80209	17,237,548	17.52%

Wolverine Asset Management, LLC (“WAM”), 175 West Jackson Blvd., Suite 340 Chicago, IL 60604 (23)	6,451,528	6.72%

1	Unless otherwise specified, the address of each of the persons set forth below is in care of Barfresh Food Group Inc., 8530 Wilshire Blvd., Suite 450, Beverly Hills, CA 90211.
2	Mr. Delle Coste is the Chief Executive Officer, President and a Director of the company
3	Includes 18,966,664 shares owned by R.D. Capital Holdings PTY Ltd. and of which Riccardo Delle Coste is deemed to be a beneficial owner.
4	Includes 300,000 shares underlying options granted.
5	Includes 200,000 shares underlying warrants related to the convertible debt owned by R.D. Capital Holdings PTY Ltd. and of which Riccardo Delle Coste is deemed to be a beneficial owner.
6	Includes 282,647 shares underlying warrants issued in connection with a promissory note the holder of which was R.D. Capital Holdings PTY Ltd. And of which Riccardo Delle Coste is deemed to be a beneficial owner.
7	Includes 75,000 shares underlying warrants issued in connection with a promissory note the holder of which was R.D. Capital Holdings PTY Ltd. and of which Riccardo Delle Coste is deemed to be a beneficial owner.
8	Includes 96,278 shares underlying warrants issued in connection with a promissory note the holder of which was R.D. Capital Holdings PTY Ltd. and of which Riccardo Delle Coste is deemed to be a beneficial owner.
9	Mr. Lang is a Director of the company
10	Includes 18,966,664 shares owned by Sidra Pty Limited of which Steven Lang is deemed to be a beneficial owner
11	Includes 950,000 shares underlying options granted
12	Includes 282,6469 shares underlying warrants issued in connection with a promissory note the holder of which is Sidra PTY Limited
13	Mr. Tesoriero is the Chief Financial Officer of the company
14	Includes 57,097 shares underlying warrants issued in connection with a promissory note and conversion thereof.
15	Mr. Tinter is the Secretary and a Director of the company
16	Includes 150,000 shares underlying options granted
17	Mr. Cugine is a Director of the company
18	Includes 500,000 shares owned by Restaurant Consulting Group LLC of which Joe Cugine is deemed to be a beneficial owner.
19	Includes 50,000 shares underlying warrants issued in connection with purchase of common shares
20	Ms. Elliot is a Director of the company
20	Includes 160,000 shares owned by Elliot-Herbst LP of which Alice Elliot is deemed to be a beneficial owner
22	Includes 30,000 shares underlying warrants issued in connection with purchase of common shares
23	Wolverine Asset Management, LLC (“WAM”) is the investment manager of Wolverine Flagship Fund Trading Limited and has voting and dispositive power over these securities. The sole member and manager of WAM is Wolverine Holdings, L.P. (“Wolverine Holdings”). Robert R. Bellick and Christopher L. Gust may be deemed to control Wolverine Trading Partners, Inc., the general partner of Wolverine Holdings.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our directors and executive officers and beneficial holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities.

To our knowledge, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to Barfresh under 17 CFR 240.16a-3(e) during our most recent fiscal year and Forms 5 and amendments thereto furnished to Barfresh with respect to our most recent fiscal year or written representations from the reporting persons, we believe that during the Transition Period ended December 31, 2015 our directors, executive officers and persons who own more than 10% of our common stock complied with all Section 16(a) filing requirements, with the exception of Riccardo Delle Coste and Arnold Tinter. Mr. Delle Coste and Mr. Tinter have made all required Section 16(a) filings, although not on a timely basis.

PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF EIDE BAILLY LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has reappointed Eide Bailly LLP to audit our consolidated financial statements for fiscal 2016. Eide Bailly LLP, an independent registered public accounting firm, has served as our independent auditor continuously since March 7, 2012. A representative from Eide Bailly LLP is not expected to be present at the annual meeting.

Although stockholder ratification of the appointment is not required by law, we desire to solicit such ratification as a matter of good corporate governance. If the appointment of Eide Bailly LLP is not approved by a majority of the shares cast at the annual meeting, the audit committee will consider the appointment of another independent registered public accounting firm for fiscal 2016.

Vote Required

Ratification of the independent registered public accounting firm requires the affirmative vote of a majority of the votes cast. For purposes of the vote on Proposal 4, abstentions and broker non-votes will not be counted as votes cast and thus will have no effect on the result of the vote although they will count towards the presence of a quorum for Proposal 4. Unless a stockholder indicates otherwise, each signed proxy will be voted FOR the ratification of the selection of Eide Bailly as the company’s independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE

APPOINTMENT OF EIDE BAILLY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.

Independent Registered Public Accounting Firm Fee Information

Aggregate fees for professional services rendered to the company by Eide Bailly LLP for the Transition Period ending December 31, 2015 and fiscal year ended March 31, 2015 were as follows.

	Nine month Transition Period ending December 31, 2015	Fiscal year ended March 31, 2015
Audit fees	$39,920	$34,588
Audit related fees	-	-
Tax fees	-	-
All other fees	-	-
Total	$39,920	$34,588

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As defined by the SEC, (i) “audit fees” are fees for professional services rendered by our principal accountant for the audit of our annual financial statements and review of financial statements included in our Form 10-K, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “audit fees;” (iii) “tax fees” are fees for professional services rendered by our principal accountant for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by our principal accountant, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

Audit Fees. The aggregate fees billed for the Transition Period ending December 31, 2015 and the fiscal year ended March 31, 2015 were for the audits of our financial statements and reviews of our interim financial statements included in our annual and quarterly reports.

Audit Related Fees. Eide Bailly LLP did not provide any Audit Related services for the Transition Period ending December 31, 2015 and the fiscal year ended March 31, 2015

Tax Fees. Eide Bailly LLP did not provide us with professional services related to tax compliance, tax advice and tax planning for the Transition Period ending December 31, 2015 and the fiscal year ended March 31, 2015.

All Other Fees. Eide Bailly LLP did not provide us with professional services related to “Other Fees” for the Transition Period ending December 31, 2015 and the fiscal year ended March 31, 2015.

Audit Committee Pre-Approval Policies and Procedures

Under the SEC’s rules, an audit committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to ensure that they do not impair the auditors’ independence. The SEC’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the audit committee’s responsibility for administration of the engagement of the independent registered public accounting firm. The company has established an audit committee. Accordingly, audit services and non-audit services described in this Item 14 were pre-approved by an audit committee.

There were no hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or Notice of Internet Availability of Proxy Materials addressed to those stockholders. This practice, known as “householding”, is designed to reduce the volume of duplicate information and reduce printing and postage costs.

If you and others who share your mailing address own our common stock in street name, meaning through bank or brokerage accounts, you may have received a notice that your household will receive only one annual report and proxy statement or Notice of Internet Availability of Proxy Materials from each company whose stock is held in such accounts. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it and a single copy of our proxy statement and annual report or Notice of Internet Availability of Proxy Materials has been sent to your address.

We will promptly deliver separate copies of our proxy statement and annual report at the request of any stockholder who is in a household that participates in the householding of our proxy materials. You may send your request by mail to Barfresh Food Group, Inc., 8530 Wilshire Blvd., Suite 450, Beverly Hills, California 90211, attention: Arnold Tinter, Secretary or by telephone at (310) 598-7113.

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STOCKHOLDER PROPOSALS FOR 2017 ANNUAL MEETING

Stockholder proposals for inclusion in our proxy statement: If a stockholder wishes to present a proposal to be included in our proxy statement and form of proxy for the 2017 Annual Meeting of Stockholders, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC and namely, Securities Exchange Act Rule 14a-8. One of the requirements is that the proposal be received by our Secretary no later than March 24, 2017, which is 120 calendar days before July 22, 2017 - the anniversary date of this Proxy Statement was released to stockholders in connection with the 2016 Annual Meeting. If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of this year’s Annual Meeting on August 31, 2016, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals we receive after that date will not be included in the proxy statement for the 2017 Annual Meeting of Stockholders.

Other stockholder proposals: A stockholder proposal not included in our proxy statement for the 2017 Annual Meeting of Stockholders will not be eligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to our Secretary at our principal executive offices and otherwise complies with the provisions of our bylaws. The bylaws provide that we must have received the stockholder’s notice nor more than 120 days in advance of the one-year anniversary of the date of the previous year’s Annual Meeting of Stockholders. To be timely, a stockholder proposal not included in our proxy statement for the 2017 Annual Meeting of Stockholders must be received by our Secretary no later than May 3, 2017, provided, however, that if the date of the annual meeting is more than thirty (30) days before or sixty (60) days after such anniversary date, such notice will be timely only if so delivered or mailed and received no later than the later of one hundred twenty (120) days prior to the date of the meeting or ten (10) days after the first public announcement of the date of the annual meeting. Except to the extent otherwise required by law, the adjournment of a meeting of stockholders shall not commence a new time period for the giving of a stockholder’s notice as describe above. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure and provisions of our bylaws.

We urge stockholders to submit all proposals by Certified Mail - Return Receipt Requested. Stockholder proposals should be sent to 8530 Wilshire Blvd., Suite 450, Beverly Hills, California 90211, attention: Arnold Tinter, Secretary.

OTHER MATTERS WHICH MAY BE PRESENTED FOR ACTION AT THE MEETING

The Board does not intend to present for action at this annual meeting any matter other than those specifically set forth in the Notice of Annual Meeting. If any other matter is properly presented for action at the annual meeting, it is the intention of persons named in the proxy to vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the proxy.

By Order of the Board of Directors,

/s/ Riccardo Delle Coste
Riccardo Delle Coste
Chairman and Chief Executive Officer
July 25, 2016

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BARFRESH FOOD GROUP, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 31, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The undersigned hereby constitutes and appoints Riccardo Delle Coste and Arnold Tinter, and each of them, as proxies with full power of substitution, to represent and vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) of Barfresh Food Group, Inc. (the “Company”) in such manner as they, or any of them, may determine on any matters which may properly come before the Annual Meeting or any adjournments thereof and to vote on the matters set forth on the reverse side as directed by the undersigned. The Annual Meeting will be held at Kimpton® Hotel, 10740 Wilshire Boulevard, Los Angeles, CA 90024 on Wednesday August 31, 2016 at 10 a.m. Pacific Standard Time, and at any and all adjournments thereof. The undersigned hereby revokes any proxies previously given.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” UNDER PROPOSALS 2 & 4 AND FOR “THREE” UNDER PROPOSAL 3. IF THIS PROXY IS NOT MARKED TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE IT WILL BE VOTED FOR ALL NOMINEES UNDER PROPOSAL I. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

(Continued and to be marked, dated and signed on the reverse side)

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FOLD AND DETACH HERE AND READ THE REVERSE SIDE

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be held August 31, 2016

The Proxy Statement and our Transition Report to Stockholders

are available at: http://www.viewproxy.com/Barfresh/2016

Please mark votes as in this example [X]

1.	Proposal to elect Riccardo Delle Coste, Steven Lang, Arnold Tinter, Alice Elliot, Joseph	2.	Proposal to approve, on an advisory basis, the compensation of our
	M. Cugine and Alexander H. Ware to serve a one-year term until their respective successors		Named Executive Officers (as defined in the 2016 proxy statement)
	are duly elected and qualified or until their death, resignation, removal or disqualification		[ ] FOR [ ] AGAINST [ ] ABSTAIN

Nominees:	FOR	WITHHOLD	3.	Proposal to vote, on an advisory basis, on how frequently we should
01 Riccardo Delle Coste	all nominees listed	AUTHORITY		seek approval from our stockholders, on an advisory basis, of the
02 Steven Lang	(except as marked to	to vote for all		compensation paid to our Named Executive Officers
03 Arnold Tinter	the contrary)	nominees listed		[ ] ONE YEAR [ ] TWO YEARS [ ] THREE YEARS [ ] ABSTAIN
04 Alice Elliot	[ ]	[ ]
05 Joseph M. Cugine			4.	Proposal to ratify the appointment of Eide Bailly LLP as our independent
06 Alexander H. Ware				registered public accounting firm for the fiscal year ending December 31, 2016
[ ] FOR [ ] AGAINST [ ] ABSTAIN

(Instruction: To withhold authority to vote for any individual nominee, place a line through the nominee’s name.)

Date

Signature

Signature
(Joint Owners)
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

CONTROL NUMBER
Address Change/Comments: (If yu noted any Address Changes and/or Comments above, please mark box.) [ ]	Please indicate if you plan to attend this meeting [ ]

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PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

    CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone

INTERNET Vote Your Shares on the Internet: Go to www.cesvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Shares by Phone: Call 1 (888) 693-8683

Use any touch-tone telephone to vote your Shares. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL Vote Your Shares by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.